MONEY MARKET PORTFOLIOS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SHARES, SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED JULY 21, 2017 TO THE PROSPECTUS AND SUMMARY PROSPECTUS FOR THE GOVERNMENT ASSETS PORTFOLIO EACH DATED APRIL 1, 2017

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE GOVERNMENT ASSETS PORTFOLIO

The Board of Trustees (the “Board”) of Northern Institutional Funds (the “Trust”) has approved a Plan of Reorganization, which contemplates the reorganization of the Government Assets Portfolio, a series of the Trust (the “Acquired Portfolio”), with and into the U.S. Government Portfolio, also a series of the Trust (the “Acquiring Portfolio” and, together with the Acquired Portfolio, the “Portfolios”). The reorganization is expected to take effect on or about November 17, 2017 or such other date the Board or an authorized officer of the Trust may determine. The reorganization does not require a shareholder vote by the Acquired Portfolio’s shareholders, but the reorganization is subject to the satisfaction of certain conditions. More information about the Acquiring Portfolio and the definitive terms of the reorganization will be included in an information statement that will be mailed to shareholders at a later date.

After the close of business on November 10, 2017, the Acquired Portfolio will discontinue accepting orders from new investors for purchase of the Acquired Portfolio shares or exchanges into the Acquired Portfolio from other portfolios of the Trust; provided, however, that existing shareholders of the Acquired Portfolio may continue to purchase, redeem and exchange shares subject to the account policies described in the Acquired Portfolio’s prospectus up until the date of the reorganization. For shareholders who purchase shares of the Acquired Portfolio through a Northern Trust sweep account, the Portfolio will remain available until on or about November 17, 2017.

After considering the recommendation of Northern Trust Investments, Inc. (“NTI”), the Portfolios’ investment adviser, the Board concluded that the reorganization would be in the best interests of each Portfolio and their shareholders and shareholders’ interests will not be diluted as a result of the reorganization. It is expected that the reorganization of the Portfolios will be effected on a tax-free basis for federal income tax purposes. This tax-free treatment, however, does not extend to transactions that occur prior to, or after the reorganization.

The Acquired Portfolio may make distributions to shareholders of certain ordinary income and/or capital gains on or before the reorganization. In that event, the distributions may be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE ACQUIRED PORTFOLIO AND THE TAX IMPACT OF THE REORGANIZATION OF THE ACQUIRED PORTFOLIO.

If a shareholder redeems shares of the Acquired Portfolio within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT MM (7/17)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS